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                                   Exhibit 23

                        Consent of Independent Auditors
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                                   Exhibit 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement on Forms S-8 pertaining to the 1991 Stock Option Plan, the 1991 Directors' Stock Option Plan and the 1991 Employee Stock Purchase and Dividend Reinvestment Plan of our report dated February 21, 1997, with respect to the consolidated financial statements and schedules of State Auto Financial Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 1996.

                                                           /s/Ernst & Young LLP

Columbus, Ohio
March 26, 1997